UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2007

STANDARD PACIFIC CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15326 Alton Parkway Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 789-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The Compensation Committee of the Board of Directors (the “Committee”) of Standard Pacific Corp. (the “Company”) took the following actions:

1. 2006 Named Executive Officer Bonuses. The Committee approved bonuses to be paid to the Company’s Chief Executive Officer, Chief Financial Officer and each of the Company’s “named executive officers” (as such term is defined in Item 402 of Regulation S-K) for 2006. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a summary of those bonus payments.

2. 2007 Named Executive Officer Compensation. The Committee set 2007 base salaries and established a 2007 bonus program for the Company’s Chief Executive Officer, Chief Financial Officer and each named executive officer. Attached hereto as Exhibit 99.2 and incorporated by reference herein is a summary of 2007 compensation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	2006 Named Executive Officer Bonus Amounts

99.2	2007 Named Executive Officer Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2007

STANDARD PACIFIC CORP.

By:	/s/ CLAY A. HALVORSEN
Clay A. Halvorsen
Executive Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	2006 Named Executive Officer Bonus Amounts

99.2	2007 Named Executive Officer Compensation